©2016 Matthews International Corporation. All Rights Reserved. INVESTOR PRESENTATION 4th QUARTER FISCAL 2017 Exhibit 99.1

©2016 Matthews International Corporation. All Rights Reserved. Business Overview 2

©2016 Matthews International Corporation. All Rights Reserved. Disclaimer Any forward-looking statements with respect to Matthews International Corporation (the “Company”) in connection with this presentation are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company’s results to differ from those presented herein are set forth in the Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission (“SEC”). The Company periodically provides information derived from financial data which is not presented in the consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of this information are considered “non-GAAP financial measures” under the SEC rules. The Company believes that this information provides management and investors with a useful measure of the Company’s financial performance on a comparable basis. These non-GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, system-integration costs, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company has presented free cash flow, adjusted free cash flow, free cash flow yield and adjusted free cash flow yield as supplemental measures of cash flow that are not required by, or presented in accordance with, GAAP. Management believes that these measures provide relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the cash generated by operations, excluding certain expenses, above and beyond the annual capital expenditures. These measures allows management, as well as analysts and investors, to assess the Company’s ability to pursue growth and investment opportunities designed to increase Shareholder value. The Company also has presented adjusted operating profit and believes that it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing both consolidated and segment performance. Adjusted operating profit provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying primary operating performance of the Company’s segments and business overall on a consistent basis. Similarly, the Company believes that EBITDA and adjusted EBITDA provide relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure performance as well as strategic planning and forecasting. The Company has also presented adjusted earnings per share and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the per share effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. This measure provides management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, this measure may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented adjusted net income and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing financial performance. Adjusted net income provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying performance of the business. 3

©2016 Matthews International Corporation. All Rights Reserved. Matthews  Founded in 1850 – headquartered in Pittsburgh, PA  Three business segments:  SGK Brand Solutions  Memorialization  Industrial Technologies  Approximately 11,000 employees  Over 25 countries  NASDAQ – 32.1 million shares outstanding, as of September 30, 2017 4

©2016 Matthews International Corporation. All Rights Reserved. 51% 8% 41% Memorialization SGK Brand Solutions Industrial Technologies 5 Fiscal 2017 Sales

©2016 Matthews International Corporation. All Rights Reserved. SGK BRAND SOLUTIONS 6

©2016 Matthews International Corporation. All Rights Reserved. SGK Brand Solutions 7 Brand Development Brand Deployment Create Brand Performance Improved top- line growth Activate Improved bottom-line performance = + Premedia Tooling Merchandising Delivering Brand Performance

©2016 Matthews International Corporation. All Rights Reserved. SGK Brand Solutions 8 The full U.K. packaging portfolio for Kit Kat was redesigned by Anthem, a global creative agency that is part of the brand development business of the SGK Brand Solutions segment. The SGK Brand Solutions segment produces gravure printing and embossing tools used in the packaging, wallpaper and tobacco industries. iDL Worldwide, a brand services firm within the SGK Brand Solutions segment, brought Sunglass Hut’s “Punk- It-Up!” campaign to life with this pop-up experience in New York City.

©2016 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION 9

©2016 Matthews International Corporation. All Rights Reserved. 10 Building signs are an example of the segment’s architectural product offerings. Memorialization Matthews is well known for its heritage of creating beautiful, time-tested bronze memorials. The segment designs unique glass-front niches to meet the growing demand for cremation memorialization.

©2016 Matthews International Corporation. All Rights Reserved. 11 Memorialization The Company is a leading manufacturer and distributor of caskets (wood, metal and cremation) in North America. The Super Power Pak III Plus cremation unit has some of the most advanced features in combustion technology as well as industry leading performance, reliability and support.

©2016 Matthews International Corporation. All Rights Reserved. - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Total US Deaths Casketed Deaths 12 Memorialization  Casketed Deaths vs. Total Deaths Company estimates. Data compiled from CDC, US Census Bureau, Industry reports and internal projections.

©2016 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES 13

©2016 Matthews International Corporation. All Rights Reserved. 14 Industrial Technologies Non-contact ink-jet printing units apply print on products. Driven by sophisticated automation software and controls, multiple integrated distribution and fulfillment systems (including laser-based identification and dimensioning technologies) communicate in a warehouse to identify and route items and parcels through the facility and out to a customer. Pick-to-Light systems use light indicators for sorting and control of merchandise.

©2016 Matthews International Corporation. All Rights Reserved. Financial Overview 15

©2016 Matthews International Corporation. All Rights Reserved. Key Elements of Long-Term EPS Growth  Internal Growth  Expand market presence of existing products  Manufacturing/cost structure improvements  New product development  Acquisitions  Primary objective to support strategic business plans  Leverage existing operating infrastructure  Achieve long-term annual return (EBITDA) of at least 15% on invested capital  Share Repurchases  Repurchase in periods of excess cash flow  Current remaining authorization – 1.8 million shares 16

©2016 Matthews International Corporation. All Rights Reserved. Consolidated Results 17 2015 2016 2017 Sales 1,426,068$ 1,480,464$ 1,515,608$ Operating Profit 105,023$ 118,815$ 112,603$ Adj. Operating Profit (a) 141,906$ 154,872$ 151,062$ EBITDA (b) 173,043$ 185,646$ 191,074$ Adj. EBITDA (c) 215,974$ 239,586$ 238,683$ EPS - GAAP 1.91$ 2.03$ 2.28$ Adj. EPS (d) 3.03$ 3.38$ 3.60$ (Dollars in thousands, except per share data) Fiscal year ended September 30, (a) Adjusted operating profit reflects certain adjustments to facilitate comparability. See reconciliation at Appendix A. (b) EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. See reconciliation at Appendix B. (c) Adjusted EBITDA represents EBITDA plus stock compensation expense and the non-service cost portion of pension/post-retirement expense, and also reflects certain adjustments to facilitate comparability. See reconciliation at Appendix B. (d) Adjusted earnings per share reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix C.

©2016 Matthews International Corporation. All Rights Reserved. Segment Operating Results (as reported) 18 (Dollars in thousands) 2015 2016 2017 Sales: SGK Brand Solutions 798,339$ 755,975$ 770,181$ Memorialization 508,058 610,142 615,882 Industrial Technologies 119,671 114,347 129,545 Consolidated 1,426,068$ 1,480,464$ 1,515,608$ Operating Profit: SGK Brand Solutions 21,864$ 42,909$ 24,919$ Memorialization 70,064 68,252 80,652 Industrial Technologies 13,095 7,654 7,032 Consolidated 105,023$ 118,815$ 112,603$ Fiscal year ended September 30,

©2016 Matthews International Corporation. All Rights Reserved. Segment Results - Adjusted Operating Profit 19 (Dollars in thousands) 2015 2016 2017 Sales: SGK Brand Solutions 798,339$ 755,975$ 770,181$ Memorialization 508,058 610,142 615,882 Industrial Technologies 119,671 114,347 129,545 Consolidated 1,426,068$ 1,480,464$ 1,515,608$ Adjusted Operating Profit:* SGK Brand Solutions 61,327$ 67,901$ 54,642$ Memorialization 67,484 78,685 88,443 Industrial Technologies 13,095 8,286 7,977 Consolidated 141,906$ 154,872$ 151,062$ Fiscal year ended September 30, * Adjusted operating profit reflects certain adjustments to facilitate comparability. See reconciliation at Appendix A.

©2016 Matthews International Corporation. All Rights Reserved. 20 (Dollars in thousands) 2015 2016 2017 Sales: SGK Brand Solutions 798,339$ 755,975$ 770,181$ Memorialization 508,058 610,142 615,882 Industrial Technologies 119,671 114,347 129,545 Consolidated 1,426,068$ 1,480,464$ 1,515,608$ Adjusted EBITDA:* SGK Brand Solutions 106,463$ 119,844$ 107,216$ Memorialization 92,416 107,061 118,880 Industrial Technologies 17,095 12,681 12,587 Consolidated 215,974$ 239,586$ 238,683$ Fiscal year ended September 30, * Adjusted EBITDA represents EBITDA plus stock compensation expense and the non-service cost portion of pension/post-retirement expense, and also reflects certain adjustments to facilitate comparability. See reconciliations at Appendix B and E. . Segment Results - Adjusted EBITDA

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Free Cash Flow 21 (Dollars in thousands) 2015 2016 2017 Net Income 63,449$ 66,749$ 74,368$ Depreciation and Amortization 62,620 65,480 67,981 Stock-Based Compensation 9,097 10,612 14,562 Pension Cost (non-service portion) 5,677 8,413 8,773 Subtotal 140,843 151,254 165,684 Capital Expenditures (48,251) (41,682) (44,935) Free Cash Flow (2) 92,592 109,572 120,749 Adjustments to Net Income (1) 20,481 23,742 20,344 Adjusted Free Cash Flow (2) 113,073$ 133,314$ 141,093$ Cash Provided from Operating Activities 141,064$ 140,274$ 149,299$ Fiscal year ended September 30, (1) Adjusted net income reflects certain adjustments, net of tax, to facilitate comparability. See reconciliation at Appendix D. (2) See Disclaimer (Page 3) for Management’s assessment of supplemental information related to free cash flow and adjusted free cash flow.

©2016 Matthews International Corporation. All Rights Reserved. Free Cash Flow Yield 22 2015 2016 2017 Free Cash Flow (1) 92,592$ 109,572$ 120,749$ Adjusted Free Cash Flow (1) 113,073 133,314 141,093 Market Capitalization 1,609,892$ 1,952,929$ 2,001,249$ Free Cash Flow Yield (1) 5.75% 5.61% 6.03% Adjusted Free Cash Flow Yield (1) 7.02% 6.83% 7.05% (Dollars in thousands) Fiscal year ended September 30, (1) See Disclaimer (Page 3) for Management’s assessment of supplemental information related to free cash flow, adjusted free cash flow, free cash flow yield and adjusted free cash flow yield.

©2016 Matthews International Corporation. All Rights Reserved. Earnings Per Share 23 Note: Adjusted earnings per share reflects certain adjustments to facilitate comparability and other adjustments. See reconciliation at Appendix C. Earnings Per Share Adjusted Earnings Per Share $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2013 2014 2015 2016 2017 $1.95 $1.49 $1.91 $2.03 $2.28 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2013 2014 2015 2016 2017 $2.59 $2.74 $3.03 $3.38 $3.60

©2016 Matthews International Corporation. All Rights Reserved. EBITDA (Dollars in millions) 24 Note: EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. See reconciliation at Appendix B. Adjusted EBITDA represents EBITDA plus certain expenses, and also reflects certain adjustments to facilitate comparability. See reconciliation at Appendix B. EBITDA Adjusted EBITDA $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2013 2014 2015 2016 2017 $131.1 $120.9 $173.0 $185.6 $191.1 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2013 2014 2015 2016 2017 $160.6 $172.1 $216.0 $239.6 $238.7

©2016 Matthews International Corporation. All Rights Reserved. Common Stock Price 25 Note: Stock price obtained from NASDAQ for each respective month-end period. $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 9/30/2008 9/30/2009 9/30/2010 9/30/2011 9/30/2012 9/30/2013 9/30/2014 9/30/2015 9/30/2016 9/30/2017 $50.74 $35.18 $35.36 $30.73 $29.82 $38.08 $43.89 $48.97 $60.76 $62.25

©2016 Matthews International Corporation. All Rights Reserved. Recent Highlights  Reported record sales of $1.52 billion in fiscal 2017  2017 GAAP EPS of $2.28; Adjusted EPS of $3.60  Increased quarterly dividend 11.8% to 19.0 cents (November 2017)  23rd consecutive annual dividend increase since the Company’s IPO  Record operating cash flow of $149.3 million in fiscal 2017  Acquisition integrations remain on track and pending synergies of $15 million are expected to be achieved in the next 2 years  Analyst coverage:  CJS Securities (D. Moore)  FBR Capital Markets (L. Burke)  Great Lakes Review (E. Schlang)  Macquarie Securities Group (J. Clement) 26

©2016 Matthews International Corporation. All Rights Reserved. Institutional Shareholders 27 Shares 9/30/2017 BlackRock Institutional Trust Company, N.A. 3,864,137 The Vanguard Group, Inc. 3,162,328 Franklin Advisory Services, LLC 2,955,117 Wellington Management Company, LLP 1,425,550 Dimensional Fund Advisors, L.P. 1,263,962 Clarkston Capital Partners, LLC 1,112,884 Channing Capital Management, LLC 885,504 State Street Global Advisors (US) 768,125 FMR LLC 731,791 T. Rowe Price Associates, Inc. 583,159 Top Ten Institutions 16,752,557 52.1% of outstanding shares Remaining Institutions 8,885,202 Total Institutional Ownership 25,637,759 79.7% of outstanding shares Note: Institutional share information obtained from NASDAQ as of September 30,2017.

©2016 Matthews International Corporation. All Rights Reserved. Appendices 28

Appendix A

Adjusted Operating Profit

Non-GAAP Reconciliation

Matthews INTERNATIONAL

(Dollars in thousands)

	Fiscal year ended September 30,		
	2015	2016	2017
SGK Brand Solutions			
Operating Profit	$ 21,864	$ 42,909	$ 24,919
Acquisition-related items	33,605	24,872	21,103
Intangible asset write-offs	4,842	-	-
Strategic initiative and other charges (1)	1,016	120	8,620
Adjusted Operating Profit	$ 61,327	$ 67,901	$ 54,642
Memorialization			
Operating Profit	$ 70,064	$ 68,252	$ 80,652
Acquisition-related items	5,260	11,022	7,791
Litigation matter	(8,996)	-	-
Strategic initiative and other charges (1)	1,156	(589)	-
Adjusted Operating Profit	$ 67,484	$ 78,685	$ 88,443
Industrial Technologies			
Operating Profit	$ 13,095	$ 7,654	$ 7,032
Acquisition-related items	-	-	356
Strategic initiative and other charges (1)	-	632	589
Adjusted Operating Profit	$ 13,095	$ 8,286	$ 7,977
Consolidated			
Operating Profit	$ 105,023	$ 118,815	$ 112,603
Acquisition-related items	38,865	35,894	29,250
Intangible asset write-offs	4,842	-	-
Litigation matter	(8,996)	-	-
Strategic initiative and other charges (1)	2,172	163	9,209
Adjusted Operating Profit	$ 141,906	$ 154,872	$ 151,062

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to adjusted operating profit.
(1) – See Disclosure (Page 3).

©2016 Matthews International Corporation. All Rights Reserved.
29

©2016 Matthews International Corporation. All Rights Reserved. EBITDA and Adjusted EBITDA Non-GAAP Reconciliation 30 Appendix B (Dollars in thousands) 2015 2016 2017 Net Income 63,449$ 66,749$ 74,368$ Interest expense 20,610 24,344 26,371 Income taxes 26,364 29,073 22,354 Depreciation and Amortization 62,620 65,480 67,981 EBITDA 173,043$ 185,646$ 191,074$ Acquisition-related items 38,865 34,674 25,748 Intangible asset w rite-offs 4,842 - - Litigation matter (8,996) - - Strategic initiative and other charges (1) 4,968 241 9,209 Loss recoveries, net of costs - - (10,683) Pension settlement (11,522) - - Stock-based compensation 9,097 10,612 14,562 Pension and postretirement expense (2) 5,677 8,413 8,773 Adjusted EBITDA 215,974$ 239,586$ 238,683$ Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to EBITDA and adjusted EBITDA. (1) See Disclosure (Page 3). Fiscal year ended September 30, (2) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans. On September 30, 2016, the Company changed the method used to estimate the service and interest components of net periodic benefit costs for its pension plans. The impact of this change was not material for the quarter or year-to-date periods.

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Earnings Per Share Non-GAAP Reconciliation 31 Appendix C 2015 2016 2017 EPS - GAAP 1.91$ 2.03$ 2.28$ Acquisition-related items 0.79 0.74 0.65 Intangible asset w rite-offs 0.10 - - Litigation matter (0.18) - - Strategic initiative and other charges (1) 0.14 0.01 0.21 Loss recoveries, net of costs - - (0.23) Pension settlement (0.24) - - Pension and postretirement expense (2) 0.12 0.17 0.19 Intangible amortization expense 0.39 0.43 0.50 Adjusted EPS 3.03$ 3.38$ 3.60$ Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to adjusted earnings per share. All per-share amounts are net of tax. (1) See Disclosure (Page 3). Fiscal year ended September 30, (2) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans. On September 30, 2016, the Company changed the method used to estimate the service and interest components of net periodic benefit costs for its pension plans. The impact of this change was not material for the quarter or year-to-date periods.

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Net Income Non-GAAP Reconciliation 32 Appendix D (Dollars in thousands) Pretax After Tax Pretax After Tax Pretax After Tax Net Income 89,652$ 63,449$ 95,234$ 66,749$ 96,287$ 74,368$ Acquisition-related items 38,865 26,428 34,674 23,578 29,449 20,615 Intangible asset w rite-offs 4,842 3,293 - - - - Litigation matter (8,996) (6,117) - - - - Loss recoveries, net of costs - - - - (10,683) (7,478) Strategic initiative and other charges (1) 4,968 3,378 241 164 9,209 6,722 Pension settlement (11,522) (7,835) - - - - Tax related 1,334 - 485 Adjusted Net Income 83,930$ 90,491$ 94,712$ 2017 Fiscal year ended September 30, Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to adjusted net income. Adjusted net income reflects non-GAAP adjustments at an effective tax rate of approximately 32.0%. 2016 (1) See Disclosure (Page 3). 2015

Appendix E

Adjusted EBITDA by Segment

Non-GAAP Reconciliation

Matthews INTERNATIONAL

(Dollars in thousands)	Fiscal year ended September 30, 2015	2016	2017
SGK Brand Solutions			
Operating Profit	$ 21,864	$ 42,909	$ 24,919
Depreciation and Amortization	47,215	42,471	43,508
Other (1)	2,538	662	4,877
EBITDA	$ 71,617	$ 86,042	$ 73,304
Acquisition-related items	33,605	24,380	19,541
Intangible asset write-offs	4,842	-	-
Strategic initiative and other charges (2)	1,016	120	8,620
Loss recoveries, net of costs	-	-	(4,968)
Pension settlement	(11,522)	-	-
Stock-based compensation	4,236	5,180	6,639
Pension and postretirement expense (3)	2,669	4,122	4,080
Adjusted EBITDA	$ 106,463	$ 119,844	$ 107,216
Memorialization			
Operating Profit	$ 70,064	$ 68,252	$ 80,652
Depreciation and Amortization	13,019	20,305	21,408
Other (1)	2,484	580	4,983
EBITDA	$ 85,567	$ 89,137	$ 107,043
Acquisition-related items	5,260	10,294	5,851
Litigation matter	(8,996)	-	-
Strategic initiative and other charges (2)	3,952	(511)	-
Loss recoveries, net of costs	-	-	(5,074)
Stock-based compensation	4,022	4,523	6,893
Pension and postretirement expense (3)	2,611	3,618	4,167
Adjusted EBITDA	$ 92,416	$ 107,061	$ 118,880
Industrial Technologies			
Operating Profit	$ 13,095	$ 7,654	$ 7,032
Depreciation and Amortization	2,386	2,704	3,065
Other (1)	378	109	630
EBITDA	$ 15,859	$ 10,467	$ 10,727
Acquisition-related items	-	-	356
Strategic initiative and other charges (2)	-	632	589
Loss recoveries, net of costs	-	-	(641)
Stock-based compensation	839	909	1,030
Pension and postretirement expense (3)	397	673	526
Adjusted EBITDA	$ 17,095	$ 12,681	$ 12,587
Consolidated			
Operating Profit	$ 105,023	$ 118,815	$ 112,603
Depreciation and Amortization	62,620	65,480	67,981
Other (1)	5,400	1,351	10,490
EBITDA	$ 173,043	$ 185,646	$ 191,074
Acquisition-related items	38,865	34,674	25,748
Intangible asset write-offs	4,842	-	-
Litigation matter	(8,996)	-	-
Strategic initiative and other charges (2)	4,968	241	9,209
Loss recoveries, net of costs	- -	-	(10,683)
Pension settlement	(11,522)	-	-
Stock-based compensation	9,097	10,612	14,562
Pension and postretirement expense (3)	5,677	8,413	8,773
Adjusted EBITDA	$ 215,974	$ 239,586	$ 238,683

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to EBITDA and adjusted EBITDA.

(1) - Other represents Investment income, Other income (deductions), net, and Net loss (income) attributable to noncontrolling interests

(2) - See Disclosure (Page 3).
(3) - See FN 2 in Appendix C.

©2016 Matthews International Corporation. All Rights Reserved.
33